SECURIAN FUNDS TRUST
(the “Trust”)
SFT Index 500 Fund
(the “Fund”)
Supplement dated September 30, 2026 to the Prospectus of Securian Funds Trust, dated May 1, 2026, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of Securian Funds Trust, dated May 1, 2026, as supplemented to date (the “SAI”).

I.
The following is added as the last paragraph under the section titled “Summary: SFT Index 500 Fund – SFT Index 500 Fund: Principal Investment Strategies” in the Summary Prospectus, and as the last paragraph in the Fund’s respective sub‑section within the section titled “Detailed Fund Information” in the Prospectus.

The Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. A “non‑diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index.

II.	The following is added to the Fund’s Summary Prospectus in the section titled “SFT Index 500 Fund: Principal Risks.”
Change in Diversification Status Risk: In seeking to track its Underlying Index, the Fund may become non‑diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In such circumstances, the Fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

III.	The following is added as a bullet point to the Fund’s Prospectus in the section titled “Detailed Fund Information – SFT Index 500 Fund – Principal Risks.”
Change in Diversification Status Risk.

IV.	The following paragraph is added to the “Diversification Risk” in the Prospectus in the section titled “Detailed Fund Information—Defining Risks.”
Change in Diversification Status: In seeking to track its underlying index, the SFT 500 Index Fund may become non‑diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A “non‑diversified” fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The SFT 500 Index Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and a greater risk of loss.

The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track its respective underlying index (the “Underlying Index”) even if the Fund becomes non‑diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index.
Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status under such circumstances.
The Fund’s SAI is amended as follows:

I.	The following is added with respect to the Fund after as the last paragraph of the section titled “Investment Objectives and Policies – Fund Names and Investment Policies” in the SAI:
The SFT Index 500 Fund intends to be diversified in approximately the same proportion as its corresponding underlying index is diversified. The Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its corresponding underlying index. A “non‑diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of its corresponding underlying index.

II.	The following is added as the last paragraph of the section titled “Investment Restrictions – Fundamental Restrictions” in the SAI:
With respect to limitation 2(c) above, the SFT Index 500 Fund intends to be diversified in approximately the same proportion as the underlying index is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. However, while the Fund is classified as “diversified,” under applicable no‑action relief from the SEC staff, the Fund may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index, and such a change will not require shareholder approval.
Please retain this supplement for future reference.
F112927 09‑2026